                                                                     EXHIBIT 1.1

                            TELESENSORY CORPORATION
                           (a California corporation)

                              2,900,000 Shares/1/


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                             September ___, 1996
JEFFERIES & COMPANY, INC.
VAN KASPER & COMPANY
     As Representatives of
     the Several Underwriters

c/o  Jefferies & Company, Inc.
     Attn:  Syndicate Department
     650 Fifth Avenue, 4th Floor
     New York, New York 10019

Dear Sirs:

     Telesensory Corporation, a California corporation (the "Company"), and certain shareholders of the Company named in Schedule II hereto (hereinafter called the "Selling Shareholders"), hereby confirm their agreement with you, as representatives (the "Representatives") of the underwriters named in Schedule I hereto (the "Underwriters"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of 2,275,000 shares (the "Company Shares") of Common Stock, $.02 par value per share, (the "Common Stock") and with respect to the sale by the Selling Shareholders and the purchase by the Underwriters, acting severally and not jointly, of 625,000 shares (the "Selling Shareholder Shares") of Common Stock. The Company Shares and the Selling Shareholder Shares are hereinafter collectively referred to as the "Firm Shares." The Company also proposes to grant to the Underwriters an option to purchase up to 435,000 additional shares (the "Option Shares") of
Common Stock to cover over-allotments, if any.   The Firm Shares and the Option
Shares are hereinafter collectively referred to as the "Shares."

     You have advised us that you desire to purchase the Shares and that you propose to make a public offering of the Shares as soon as you deem advisable after the Registration Statement referred to below becomes effective.

     The terms which follow, when used in this Agreement, shall have the meanings indicated. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in Section 1(a)(i) below and any preliminary prospectus included in the Registration Statement on the date that the

- ---------------------------
/1/ Plus an option to purchase up to 435,000 additional shares from the Company to cover over-allotments.

Registration Statement becomes effective (the "Effective Date") that omits Rule 430A Information (as defined below). "Registration Statement" shall mean the registration statement referred to in Section 1(a)(i) below, including exhibits, as amended at the Representation Date (as defined below) (or, if not effective at the Representation Date, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as defined in Section 3 hereof), shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. The prospectus constituting a part of the Registration Statement (including the Rule 430A Information) as from time to time amended or supplemented, is hereinafter referred to as the "Prospectus," except that if any revised prospectus shall be provided to the Underwriters by the Company which differs from the prospectus on file at the Securities and Exchange Commission (the "Commission") at the Effective Date (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424 of the Act Regulations), the term "Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to the Underwriters for such use. "Rule 158," "Rule 424" and "Rule 430A" refer to such rules under the Securities Act of 1933, as amended (the "Act"; the rules and regulations under the Act, the "Act Regulations"). "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

     SECTION 1.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
                 ---------------------------------------------

     (a) The Company represents and warrants to the Underwriters as of the date hereof (such date being referred to as the "Representation Date") and as of the Closing Date, as follows:

          (i) The Company has filed with the Commission a registration statement on Form S-1 (Registration No. 333-09295), including a related preliminary prospectus, and one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to the Underwriters, for the registration under the Act of the offering and sale of the Shares. The Company will file with the Commission either (A) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or
     (B) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b) of the Act Regulations. The Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information in the case of clause (B)) required by the Act and the Act Regulations to be included in the prospectus with respect to the Shares and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Shares and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the date hereof.

          (ii) On the Effective Date, the Representation Date and the Closing Date, the Registration Statement did and will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Representation Date and the Closing Date, the

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     Prospectus will, comply in all material respects with the applicable requirements of the Act and the Act Regulations; there is no agreement, contract, lease or other document or instrument that is required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required; on the Effective Date, the Representation Date and the Closing Date, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Representation Date and the Closing Date, and on the date of any filing pursuant to Rule 424(b), the Prospectus did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company makes no representation or warranty as to the information provided in writing to the Company by or on behalf of the Underwriters, expressly for use in the Registration Statement or the Prospectus, and the Company agrees that the only information provided in writing by or on behalf of the Underwriters to the Company, expressly for use in the Registration Statement or the Prospectus, is that information contained in the table and the second paragraph following the table in the section of the Prospectus entitled "Underwriting."

          (iii) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of California, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect. As used herein, the term "Material Adverse Effect" shall mean an adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company or any of the Subsidiaries (as hereinafter defined) that is or would be, singly or in the aggregate, material to the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business.

          (iv) The only subsidiaries (as defined in the Act Regulations) of the Company are the subsidiaries listed on Schedule III hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation duly organized and validly existing in good standing in the jurisdiction of its incorporation with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and in the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect.

          (v) Each of the Company and the Subsidiaries has all necessary authorizations, approvals, orders, licenses, rights-of-way, operating rights, easements, certificates and permits of and from, and has made all declarations and filings with, all regulatory or governmental officials and bodies, all self-regulatory organizations and all courts and other tribunals ("Permits"), to own or lease its respective properties and to conduct its respective businesses described in the Prospectus and the Registration Statement, except where failure to have obtained or made the same will not have a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Permits, if the failure to be so licensed or approved or if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect; the Company and each of the Subsidiaries has fulfilled and performed all its current material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time, or both, would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit; and such Permits contain no restrictions that are materially burdensome to the Company and the Subsidiaries; and the Company and each of the Subsidiaries is in compliance with all applicable laws, rules, regulations, orders and consents, the violation of which could have a Material Adverse Effect. The property and business of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Prospectus and the Registration Statement.

          (vi) All of the Company's outstanding capital stock has been duly authorized, validly issued and is fully paid and nonassessable and the capitalization of the Company conforms to the descriptions thereof and the statements made with respect thereto in the Registration Statement and the Prospectus as of the date set forth therein. There are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase, any shares of the capital stock of the Company, nor any agreements or commitments to issue any of the same, except as described in the Registration Statement and the Prospectus, and there are no preemptive or other rights to subscribe for or to purchase, and no restrictions upon the voting or transfer of, any capital stock of the Company pursuant to the Company's articles of incorporation or by-laws or any agreement or other instrument to which the Company is a party, except as described in the Registration Statement and the Prospectus.

          (vii) All the outstanding capital stock of each Subsidiary has been duly authorized, validly issued and is fully paid and nonassessable and was not issued in violation of or subject to any preemptive or similar rights. Except as otherwise set forth in the Registration Statement and the Prospectus, all outstanding capital stock of the Subsidiaries is owned by the Company, directly or indirectly through another Subsidiary, free and clear of any security interests, liens, encumbrances, equities or other claims.

         (viii) Each of the Company and the Subsidiaries has good and indefeasible title to all real property and good and marketable title to all personal property owned by it, including those properties described in the Registration Statement and Prospectus, in each case free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Registration Statement and Prospectus or such as are not burdensome and do not interfere with the use or proposed use of the property or the conduct of the business of the Company or the Subsidiaries in a manner that would have a Material

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     Adverse Effect. Each of the Company and the Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Registration Statement and the Prospectus as leased by it, with such exceptions as are described in the Registration Statement and Prospectus or such as in the aggregate are not burdensome and do not interfere with the use or proposed use of the property or the conduct of the business of the Company or the Subsidiaries in a manner that is or would have a Material Adverse Effect.

          (ix) The Company has all requisite corporate power and authority to enter into this Agreement and to carry out the provisions hereof, and to issue and deliver the Company Shares to the Underwriters as provided herein. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with the terms hereof, except to the extent rights to indemnity hereunder may be limited by federal or state securities laws or public policy underlying such laws and except to the extent the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by equitable principles.

          (x) The Company Shares have been duly and validly authorized for issuance by the Company, and the Company has full corporate power and authority to issue, sell and deliver the Company Shares; and, when such Company Shares are issued and delivered against payment therefor as provided by this Agreement, the Company Shares will have been validly issued, fully paid and nonassessable, and the issuance of such Company Shares will not be subject to any statutory preemptive rights or similar statutory rights or any other preemptive or similar rights. All corporate action required to be taken by the Company for the authorization, issuance and sale of the Company Shares has been duly and validly taken.

          (xi) Each of the Company and the Subsidiaries owns, or possesses adequate rights to use, all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, tradenames, copyrights and other rights necessary for the conduct of its business as described in the Registration Statement and the Prospectus, and neither the Company nor any of the Subsidiaries has received a notice, or knows of any basis, of any conflict with the asserted rights of others in any such respect that could have a Material Adverse Effect.

          (xii) Deloitte & Touche LLP are independent auditors with respect to the Company and the Subsidiaries as required by the Act.

         (xiii) The consolidated financial statements and related notes and schedules included in the Registration Statement or in the Prospectus present fairly the financial position of the Company and the Subsidiaries, on the basis stated in the Registration Statement, as of the respective dates thereof and the results of operations and cash flows of the Company and the Subsidiaries, for the respective periods covered thereby; and such financial statements and the related schedules and notes have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Registration Statement and the Prospectus. The selected consolidated financial data included in the Registration Statement or the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements of the Company included therein. No other financial statements or schedules of the Company and the Subsidiaries are required to be included in the Registration Statement or Prospectus.

          (xiv) The Shares conform in all material respects to the descriptions thereof in the Registration Statement and Prospectus.

          (xv) Since the respective dates as of which information is provided in the Registration Statement and Prospectus, except as otherwise specifically stated therein, there has been no change or development with respect to the condition (financial or otherwise) or business of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, that would have a Material Adverse Effect.

          (xvi) Neither the Company nor any Subsidiary is in violation of its certificate or articles of incorporation or bylaws or other organizational documents. Neither the Company nor any Subsidiary is, nor with the passage of time or the giving of notice or both would be, in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries, or of any judgment, order or decree of any court or governmental agency or body or of any arbitrator having jurisdiction over the Company or any of the Subsidiaries, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any mortgage, loan agreement, note, bond, debenture, credit agreement or any other evidence of indebtedness or in any agreement, contract, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which it may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, the effect of which violation or default in performance or observance would have a Material Adverse Effect.

         (xvii) There is no action, suit or proceeding before or by any court, arbitrator or governmental agency or body pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries or to which any of their respective property is subject (A) that is required to be described in the Registration Statement or the Prospectus but is not described as required or (B) that, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

         (xviii) No person has any right to the registration of any security of the Company by reason of the filing of the Registration Statement with the Commission or the consummation of the transactions contemplated hereby, which right has not been waived or lapsed.

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

         (xix) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (xx) As of the date of the Prospectus, neither the Company nor any of the Subsidiaries is currently planning any acquisitions for which disclosure of pro forma financial information would be required by the Act.

         (xxi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as otherwise stated therein, (A) neither the Company nor any of the Subsidiaries (1) has issued any securities other than in connection with the exercise of any outstanding options, (2) incurred any material liability or obligations, direct or contingent, for borrowed money, (3) entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, (4) entered into any transaction with an affiliate of the Company (as the term "affiliate" is defined in Rule 405 of the Act Regulations) which would otherwise be required to be disclosed in the Prospectus or the Registration Statement, or (5) declared or paid any dividend on its capital stock, or made any other distribution to its equity holders other than such dividends and distributions from the Subsidiaries to the Company or other Subsidiaries, (B) there has not been any material change in the capital stock or other equity, or material increase in the short-term or long-term debt, of the Company or any of the Subsidiaries and
     (C) there has been no change or development with respect to the condition (financial or otherwise) or business of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, that would have a Material Adverse Effect.

         (xxii) The Company has not distributed and, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Shares, will not distribute without your prior written consent any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Act.

         (xxiii) The Common Stock has been approved for quotation on The Nasdaq National Market subject to official notice of issuance.

         (xxiv) Neither the Company nor any Subsidiary is involved in any labor dispute and, to the knowledge of the Company, no such dispute is threatened.

         (xxv) Neither the Company nor any Subsidiary nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

         (xxvi) The Company and each of the Subsidiaries have filed (or have obtained extensions thereto) all federal, state, and foreign tax returns that are required to be filed (other than returns with respect to which failure to so file would not have a Material

     Adverse Effect), which returns are complete and correct in all material respects and have paid all taxes shown on such returns and all assessments with respect thereto to the extent that the same have become due.

        (xxvii) Except for the shares of capital stock of each of the Subsidiaries that is a corporation, neither the Company nor any of the Subsidiaries owns any shares of stock or any other securities of any corporation or has any equity interest in any firm, partnership, association or other entity other than as reflected in the consolidated financial statements included in the Registration Statement and the Prospectus.

        (xxviii) Neither the execution, delivery or performance of this Agreement, the offer, issuance, sale or delivery of the Company Shares nor the consummation by the Company of the terms of this Agreement (A) requires the consent, approval, authorization, registration or order of any court or governmental agency or body, except the registration, to the extent required, under the Act of the Shares, and such consents, approvals, authorizations, registrations or orders as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters or by the National Association of Securities Dealers, Inc. (the "NASD") and such other approvals as have been obtained, (B) will conflict with, result in a breach of, or constitute a default under the terms of any indenture, agreement, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, (C) will conflict with or violate any law, order, statute, regulation, consent or memorandum of understanding applicable to the Company or any Subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries (in the case of (B) or (C) above, where such conflict, breach, default or violation, individually or in the aggregate, would have a Material Adverse Effect), or (D) the charter or by-laws of the Company or any Subsidiary.

        (xxix) The Company has not taken, directly or indirectly, any action designed to cause or result in or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Shares.

        (xxx) The Company is not required to comply with Section 526.075 of the Florida statutes.

        (xxxi) The acquisition by VTEK, Inc., a wholly-owned subsidiary of the Company, of Sensory System Ltd and Teletec SARL on March 29, 1996 was effectuated in accordance with applicable corporate and other laws, and resulted in no liability to the Company, except as disclosed in the Registration Statement and Prospectus.

     (b) Any certificate signed by any officer of the Company delivered to the Underwriters or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS.
                 ----------------------------------------------------------

     (a) Each Selling Shareholder, severally and not jointly, represents and warrants to the Underwriters as of the Representation Date and as of the Closing Date, as follows:

        (i) Such Selling Shareholder has valid marketable title to the Shares to be sold by such Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; and upon delivery of such Shares hereunder and payment of the purchase price as herein contemplated, each of the Underwriters will obtain valid marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest pertaining to such Selling Shareholder or such Selling Shareholder's property, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of such Selling Shareholder.

        (ii) Such Selling Shareholder has duly authorized (if applicable), executed and delivered, in the form heretofore furnished to the Representatives, an irrevocable Power of Attorney (the "Power of Attorney") appointing ___________________________ and______________________________ as
     attorneys-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and a Letter of Transmittal and Custody Agreement (the "Custody Agreement") with _____________________________, as custodian (the
     "Custodian"); each of the Power of Attorney and the Custody Agreement constitutes a valid and binding agreement on the part of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and each of such Selling Shareholder's Attorneys, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in
     Section 6(h) hereof on behalf of such Selling Shareholder, to determine the purchase price to be paid by the several Underwriters to such Selling Shareholder as provided in Section 3 hereof, to authorize the delivery of the Selling Shareholder Shares under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

        (iii) All consents, approvals, authorizations and orders required for the execution and delivery by such Selling Shareholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Selling Shareholder of this Agreement and the sale and delivery of the Selling Shareholder Shares under this Agreement (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; such Selling Shareholder, if other than a natural person, has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and such Selling Shareholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder under this Agreement.

        (iv) Such Selling Shareholder has executed a Lock-Up Agreement, a form of which is attached hereto as Exhibit A, and such Selling Shareholder will comply with the provisions of the Lock-Up Agreement.

        (v) Certificates in negotiable form for all Shares to be sold by such Selling Shareholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Shareholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

        (vi) This Agreement has been duly authorized by each Selling Shareholder that is not a natural person and has been duly executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof maybe limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder, or any Selling Shareholder Shares hereunder or any properties of such Selling Shareholder may be bound, (ii) to the best of such Selling Shareholder's knowledge, result in any violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Selling Shareholder or over the properties of such Selling Shareholder, or (iii) if such Selling Shareholder is other than a natural person, result in any violation of any provisions of the charter, bylaws or other organizational documents of such Selling Shareholder.

        (vii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

        (viii) Such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

        (ix) All information furnished by or on behalf of such Selling Shareholder relating to such Selling Shareholder and the Selling Shareholder Shares that is contained in the representations and warranties of such Selling Shareholder in such Selling Shareholder's Power of Attorney or set forth in the Registration Statement or the Prospectus is, and at the time the Registration Statement became or becomes, as the case may be, effective and all times subsequent thereto up to and on the Closing, was or will be, true, correct and complete, and does not, and will not, and at the time the Registration Statement became or becomes, as the case may be, effective and all times subsequent thereto up to and on the Closing, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such information not misleading.

        (x) Such Selling Shareholder has reviewed the Prospectus and has complied with all agreements and satisfied all conditions on its part to be complied with or satisfied pursuant to this Agreement and has advised one of its Attorneys and Jefferies & Company, Inc. if any statement to be made on behalf of such Selling Shareholder in the certificate contemplated by
     Section 6(h) is inaccurate.

        (xi) Such Selling Shareholder does not have, or has waived, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Shareholders to the Underwriters pursuant to this Agreement; such Selling Shareholder does not have, or has waived, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of such Selling Shareholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

        (xii) Each of Canon, Inc. and John G. Linvill represents and warrants that it is not aware that any of the representations and warranties of the Company set forth in Section 1(a) above is untrue or inaccurate in any material respect.

     SECTION 3.  SALE AND DELIVERY TO THE UNDERWRITERS: CLOSING.
                 ----------------------------------------------

     (a) Subject to the terms and conditions set forth herein, the Company and the Selling Shareholders agree, severally and not jointly, to sell to each Underwriter, severally and not jointly, and, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Shareholders, at a purchase price of $_____ per share (the "Initial Price"), the aggregate number of Firm Shares set forth in
Schedule I hereto opposite the name of such Underwriter. The Company and the Selling Shareholders will have no obligation to sell the Underwriters any of the Firm Shares hereunder unless the Underwriters purchase all of the Firm Shares hereunder.

     (b) The Company grants to the Underwriters an option to purchase all or any part of the Option Shares at the Initial Price. Option Shares shall be purchased from the Company, severally and not jointly, for the accounts of the Underwriters in proportion to the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter. Such option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, San Francisco time, on the business day before the Firm Shares Closing Date (as hereinafter defined), and only once thereafter within 30 days after the date of the Prospectus, in each case upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or facsimile notice, by the Underwriters to the Company no later than 12:00 noon, San Francisco time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as hereinafter defined), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

     (c) Payment of the purchase prices for, and delivery of, the Firm Shares to be purchased by the Underwriters shall be made at the offices of Jefferies & Company, Inc., 39 Broadway, New York, New York 10006, or at such other place as shall be agreed upon by the Underwriters and the Company at 7:00 A.M., San Francisco time, on the fourth business day following the date the Registration Statement becomes effective (or, if the Company elected to rely upon Rule 430A, the fourth business day after the date of execution of this Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called the "Firm Shares Closing Date"). Payment shall be made to the Company and the Selling Shareholders by certified or official bank check or checks drawn in New York Clearing House funds (next day funds) payable to the order of the Company and the Selling Shareholders against delivery to the Underwriters of the Firm Shares.

     (d) Payment of the purchase price for, and delivery of, the Option Shares to be purchased by the Underwriters shall be made at the office as set forth above or at such other place as shall be agreed upon by the Underwriters and the Company at the time and on the date (which may be the same as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 3(b) (such time and date of delivery and payment are
called the "Option Shares Closing Date").   The Firm Shares Closing Date and the
Option Shares Closing Date are called, individually, the "Closing Date" and together, the "Closing Dates." Payment shall be made to the Company by certified or official bank check or checks drawn in New York Clearing House funds (next day funds) payable to the order of the Company against delivery to the Underwriters of the Option Shares.

     (e) Certificates representing the Shares shall be in such denominations and registered in such names as the Underwriters may request in writing at least two business days before the

Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 3(b). Such certificates will be made available for examination and packaging by the Underwriters not later than 10:00 A.M. on the last business day prior to the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares) at the office of the Company's registrar.

     SECTION 4.  COVENANTS OF THE COMPANY.
                 ------------------------

     The Company covenants with each of the Underwriters as follows:

     (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Representation Date, and any amendment thereof, to become effective, as promptly as possible after the filing thereof. The Company will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus to which the Underwriters shall reasonably object in writing after a reasonable opportunity to review such amendment or supplement. Subject to the foregoing sentences in this clause (a), if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus or supplement to the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, or such supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company will promptly advise the Underwriters (i) when the Registration Statement, if not effective at the Representation Date, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to any Prospectus or for any additional information, (v) of the receipt by the Company of any notification of, or if the Company otherwise has knowledge of, the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the lifting thereof.

     (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act or the Act Regulations, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus to comply with the Act or the Act Regulations, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither your consent to, nor your delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in
Section 6.

     (c) The Company consents to the use of the Prospectus in accordance with the provisions of the Act and with the securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with the sales by any
Underwriter or dealer.   The Company will comply with all requirements imposed
upon it by the Act, as now and hereafter amended, so far as necessary to permit the continuance of sales of or dealing in the Shares in accordance with the provisions hereof and the Prospectus.

     (d) As soon as practicable, the Company will make generally available to its securityholders and to the Underwriters a consolidated earnings statement or statements of the Company and the Subsidiaries covering a twelve-month period beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act Regulations.

     (e) The Company will furnish to the Representatives, without charge, three signed copies of the Registration Statement (including exhibits thereto and all documents incorporated by reference therein) and, so long as delivery of a prospectus by an Underwriter or dealer is required by the Act or the Act Regulations, as many copies of the Prospectus and all amendments and supplements thereto as the Underwriters may reasonably request.

     (f) During the period of five years hereafter, the Company will furnish to you, as soon as possible, a copy of its annual report to shareholders for such year and (ii) a copy of each report or definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or mailed to shareholders.

     (g) The Company will cause each of its executive officers and directors and each beneficial owner of 6,250 shares or more of the Company's Common Stock to enter into Lock-Up Agreements with the Underwriters in the form set forth in Exhibit A hereto. The Company will not for a period of 180 days following the date of the Prospectus, without prior written consent of Representatives, offer to sell, contract to sell, or otherwise sell, dispose of, directly or indirectly, with respect to any share of Common Stock or any securities convertible into, or exchangeable for, Common Stock (other than (i) pursuant to any employee stock option or incentive plan of the Company in effect at the Representation Date or upon exercise of any other options outstanding at the Representation Date or (ii) the sale of the Company Shares and Option Shares hereunder.

     (h) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

     (i) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will cause, stabilization of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

     (j) The Company will apply the net proceeds from the offering and sale of the Shares in accordance with the description set forth in the "Use of Proceeds" section of the Prospectus and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required by Rule 463 under the Act. The Company shall provide you a draft of each such report prior to its filing for your approval, and shall furnish you with a signed copy of each such report.

     (k) The Company will cooperate with the Underwriters and their counsel in connection with endeavoring to obtain and maintain the qualification or registration, or exemption from qualification, of the Shares for offer and sale under the applicable securities laws of such states and other jurisdictions of the United States or the Underwriters may designate; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to taxation or general service of process in any jurisdiction where it is not now so subject.

     (l) The Company will cause the Common Stock to be (i) duly listed on The Nasdaq National Market and (ii) registered under the Exchange Act.

     SECTION 5.  PAYMENT OF EXPENSES.
                 -------------------

     The Company will pay, or reimburse if paid by the Underwriters, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including (i) the fees, disbursements and expenses of counsel and accountants for the Company and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the mailing and delivery of copies thereof to the Underwriters and dealers, (ii) the cost of printing the Agreement Among Underwriters, this Agreement, the Selling Agreement, any Dealer Agreements, the Underwriters' Questionnaire, and the Blue Sky Memorandum (in both preliminary and final form); (iii) all expenses in connection with qualification of the Shares, for offering and sale under state securities laws, including filing and registration fees and the reasonable fees, disbursements and expenses of counsel for the Underwriters in connection with such qualification and in connection with Blue Sky surveys; (iv) the filing fees incident to securing any required review by the NASD; (v) the cost of preparing stock certificates; (vi) all fees of the Company's transfer agent and registrar;
(vii) any fees for including the Shares on The Nasdaq National Market; and
(viii) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders hereunder which are not otherwise specifically provided for in this Section. Any additional expenses incurred as a result of the sale of the Shares by the Selling Shareholders will be borne collectively by the Company and the Selling Shareholders. The provisions of this Section 5 are intended to relieve the Underwriters from the payment of the expenses and costs which the Selling Shareholders and the Company hereby agree to pay, but shall not affect any agreement which the Selling Shareholders and the Company may make, or may have made, for the sharing of any of such expenses and costs. Such agreements shall not impair the obligations of the Company and the Selling Shareholders hereunder to the several Underwriters.

     If this Agreement is terminated by the Underwriters because of any failure or refusal on the part of the Company or the Selling Shareholders to comply with the terms or fulfill any of the conditions of this Agreement, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 6.  CONDITIONS OF THE UNDERWRITERS' OBLIGATION.
                 ------------------------------------------

     The obligation of the Underwriters to purchase the Shares hereunder is subject to the continued accuracy of the representations and warranties of the Company and the Selling Shareholders herein contained, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of its obligations hereunder, and to the following further conditions:

     (a) The Registration Statement shall have become effective, and you shall have received notice thereof, not later than 5:30 p.m., Washington, D.C. time, on the date hereof, or such later time and date as shall be approved by the Representatives and the Company and shall remain effective at the Closing Date. No stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission. No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or blue sky laws of any jurisdiction shall be in effect or proceedings therefor initiated or threatened by the Commission or the authorities of any such jurisdiction. If the Company has elected to rely upon Rule 430A, the price of the Shares and any price-related or other information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period, and prior to the Closing Date, the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirement of Rule 430A.

     (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business, properties, condition (financial or other) or results of operations of the Company or the Subsidiaries, taken as a whole, which, in the judgment of the Underwriters, materially impairs the investment quality of the Shares; (ii) any material loss or interference with the business or properties of the Company or any of the Subsidiaries from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Underwriters any such development makes it impracticable or inadvisable to proceed with completion of the sale of and payment for the Shares; (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or The Nasdaq National Market, or any setting of minimum prices for trading on such exchange or system, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market;
(iv) any banking moratorium declared by federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Shares.

     (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of the Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, or arbitrator, in which litigation or proceeding an unfavorable ruling, decision or finding would have a Material Adverse Effect.

     (d) Each of the representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct in all material respects at the Closing Date, as if made at the Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and the Selling Shareholders and all conditions contained herein to be fulfilled or complied with by the Company and the Selling Shareholders at or prior to the Closing Date, shall have been duly performed, fulfilled or complied with.

     (e) You shall have received an opinion from Wilson, Sonsini, Goodrich & Rosati, counsel for the Company and the Selling Shareholders, satisfactory in form and substance to counsel for the Underwriters, dated as of each Closing Date, to the effect set forth in Exhibit B.

     (f) You shall have received the favorable opinion, dated as of each Closing Date, of Brobeck, Phleger & Harrison LLP, counsel for the Underwriters, with respect to such matters as may be reasonably requested by the Underwriters.

     (g) The following conditions contained in clauses (i), (ii) and (iii) of this Section 6(g) shall have been satisfied on and as of each Closing Date and the Company shall have furnished to the Underwriters a certificate of the Company, signed by the President and the principal financial or accounting officer of the Company, dated such Closing Date to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement or amendment to the Prospectus, and this Agreement and that:

          (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions under this Agreement on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

          (iii) when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the Rules and Regulations and in all material respects conformed to the requirements of the Act and the Rules and Regulations, the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

          (iv) since the date of the most recent financial statements included in the Prospectus, there has been no change that could have a Material Adverse Effect.

     (h) You shall be satisfied that, and you shall have received a certificate, dated as of each Closing Date from the Attorneys for each Selling Shareholder to the effect that, as of each Closing Date, they have not been informed that:

          (i) the representations and warranties made by such Selling Shareholder herein are not true or correct in any material respect on each Closing Date; or

          (ii) such Selling Shareholder has not complied with any obligation or satisfied any condition which is required to be performed or satisfied on the part of such Selling Shareholder at or prior to each Closing Date.

     (i) At the Representation Date and at each Closing Date, Deloitte & Touche LLP shall have furnished to the Underwriters a letter or letters, dated respectively as of the date of this Agreement and each Closing Date, in form and substance satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial and statistical information pertaining to the Company and the Subsidiaries contained in the Registration Statement and the Prospectus.

     (j) At the Representation Date, the Company shall have furnished to the Underwriters a Lock-Up Agreement substantially in the form of Exhibit A hereto from each executive officer, director and shareholder of the Company beneficially owning 6,250 or more shares of the Company's Common Stock of the Company addressed to the Underwriters, in which each such person or entity agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by such person or entity or any securities convertible into, or exchangeable for, shares of Stock for a period of 180 days following the date of the Prospectus without the prior written consent of the Representatives, other than shares of Common Stock disposed of as bona fide gifts.

     (k) At the Closing Date, counsel for the Underwriters shall have been furnished with such information, certificates and documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated herein and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, or otherwise in connection with the offering contemplated hereby; and all opinions and certificates mentioned above or elsewhere in this Agreement shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

     If any condition specified in this Section 6 shall not have been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company and such termination shall be without liability of any party to any other party except as provided in Section 5.

     SECTION 7.  INDEMNIFICATION AND CONTRIBUTION.
                 --------------------------------

     (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and its respective officers, shareholders, employees and directors and any person who controls any Underwriter within the meaning of Section 15 of the Act from and against any loss, expense, liability or claim (including the reasonable cost of investigating such claim) which, jointly or severally, any such Underwriter or any such officer, shareholder, employee, director or controlling person may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof) or any omission or alleged omission to state a material fact required to be stated in such Registration Statement or necessary to make the statements made therein not misleading or any untrue statement or alleged untrue statement of a material fact contained in a Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include any Preliminary Prospectus, the Prospectus, the Prospectus as amended or supplemented and any document filed under the Exchange Act and incorporated by reference into the Prospectus) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company will not be liable in any such case to the extent any such loss, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information provided in writing to the Company by or on behalf of any Underwriter, expressly for use in the Registration Statement or the Prospectus; and provided, further that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any such indemnified Underwriter or its officers, shareholders, employees, directors or controlling persons, and the Company shall not be liable to any such indemnified Underwriter or its officers, shareholders, employees, directors or controlling persons, from whom the person asserting any such losses, claims, damage, or liabilities purchased the Shares concerned, to the extent that any such loss, claim, damage or liability of such indemnified Underwriter or its officers, shareholders, employees, directors or controlling persons, results from the fact that there was not sent or given to such person at or prior to the written confirmation of the sale of such shares to such person, a copy of the Prospectus, as the same may be amended or supplemented, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in such Prospectus and the Company had previously furnished copies thereof to such indemnified Underwriter on a timely basis in order to permit the Prospectus (as the same may be amended or supplemented) to be sent or given. The Company agrees that the only such information provided in writing by or on behalf of any Underwriter, expressly for use in the Registration Statement or the Prospectus, is that information contained in the table and the second paragraph following the table in the section of the Prospectus entitled "Underwriting." The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

     (b) Each Selling Shareholder, severally and not jointly agrees to indemnify, defend and hold harmless each Underwriter and its respective officers, shareholders, employees and directors and any person who controls any Underwriter within the meaning of Section 15 of the Act from and against any loss, expense, liability or claim (including the reasonable cost of investigating such claim) which, jointly or severally, any such Underwriter or any such officer, shareholder, employee, director or controlling person may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof) or any omission or alleged omission to state a material fact required to be stated in such Registration Statement or necessary to make the statements made therein not misleading or any untrue statement or alleged untrue statement of a material fact contained in a Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include any Preliminary Prospectus, the Prospectus, the Prospectus as amended or supplemented and any document filed under the Exchange Act and incorporated by reference into the Prospectus) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Selling Shareholders, excluding Canon, Inc. and John G. Linvill, will only be liable insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in reliance or in conformity with information relating to such Selling Shareholder and the Selling Shareholder shares furnished in writing to the Company by or on behalf of such Selling Shareholder, expressly for use in the Registration Statement or the Prospectus; provided, further, the Selling Shareholders will not be liable in any such case to the extent any such loss, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information provided in writing to the Company by or on behalf of any Underwriter, expressly for use in the Registration Statement or the Prospectus; and provided, further that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus the indemnity agreement contained in this Section 7(b) shall not inure to the benefit of any such indemnified Underwriter or its officers, shareholders, employees, directors or controlling persons, and the Selling Shareholders shall not be liable to any such indemnified Underwriter or its officers, shareholders, employees, directors or controlling persons, from whom the person asserting any such losses, claims, damage, or liabilities purchased the Shares concerned, to the extent that any such loss, claim, damage or liability of such indemnified Underwriter or its officers, shareholders, employees, directors or controlling persons, results from the fact that there was not sent or given to such person at or prior to the written confirmation of the sale of such shares to such person, a copy of the Prospectus, as the same may be amended or supplemented, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in such Prospectus and the Company had previously furnished copies thereof to such indemnified Underwriter on a timely basis in order to permit the Prospectus (as the same may be amended or supplemented) to be sent or given. The Selling Shareholders agree that the only such information provided in writing by or on behalf of any Underwriter, expressly for use in the Registration Statement or the Prospectus, is that information contained in the table and the second paragraph following the table in the section of the Prospectus entitled "Underwriting." The foregoing indemnity agreement shall be in addition to any liability which the Selling Shareholders may otherwise have.

     (c) Each Underwriter agrees to indemnify, defend and hold harmless the Company and each Selling Shareholder and their officers, shareholders, employees and directors and any person who controls the Company or the Selling Shareholder within the meaning of Section 15 of the Act from and against any loss, expense, liability or claim (including the reasonable cost of investigating such claim) which the Company or Selling Shareholder or any such officer, shareholder, employee, director or controlling person may incur under the Act, the Exchange Act or otherwise to the same extent as the provisions of Sections 7(a) and 7(b) above, but only insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in reliance or in conformity with information relating to such Underwriter furnished in writing to the Company by or on behalf of such Underwriter, expressly for use in the Registration Statement or the Prospectus. The Company and the Selling Shareholders agree that the only information provided in writing by or on behalf of the Underwriters to the Company for use in the Registration Statement or the Prospectus, is that information contained in the table and the second paragraph following the table in the section of the Prospectus entitled "Underwriting."

     (d) If any action is brought against an indemnified party under this
Section 7, the indemnified party or parties shall promptly notify the indemnifying party in writing of the institution of such action (provided that the failure to give such notice shall not relieve the indemnifying party of any liability that it may have pursuant to this Agreement, unless and to the extent the indemnifying party did not otherwise learn of such action and such failure has resulted in the forfeiture of substantive rights or defenses by the indemnifying party) and the indemnifying party shall assume the defense of such action, including the employment of counsel and payment of reasonable expenses. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to take charge of the defense of such action within a reasonable time after notice of the institution of such action, (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to the indemnifying party or (iv) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred; provided that the indemnifying party shall only be responsible for the fees and expenses of one counsel for the indemnified party or parties hereunder. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent which shall not be unreasonably withheld.

     (e) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsection (a), (b) or (c) of this Section 7 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company or the Selling Shareholder on the one hand and the Underwriters on the other hand from the offering of the Shares or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or the Selling Shareholder on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company or the Selling Shareholder on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the Company or the Selling Shareholder on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Selling Shareholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

     (f) The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(e) above. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting discount received by it and no Selling Shareholder shall be required to contribute any amount in excess of the net proceeds of the offering received by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     SECTION 8.  DEFAULT OF UNDERWRITERS.
                 -----------------------

     If any Underwriter or Underwriters default in their obligations to purchase Shares hereunder on either the Firm Shares Closing Date or the Option Shares Purchase Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company and Selling Shareholders for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or Selling Shareholders, except as provided in Sections 5 and 7 (provided that if such default occurs with respect to the Option Shares after the Firm Shares Closing Date, this Agreement will not terminate as to the Firm Shares). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     SECTION 9.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.
                 --------------------------------------------------------------

     The respective indemnity and contribution agreements contained in Section 7 and the covenants, representations and warranties of the Company and Selling Shareholders contained in this Agreement or contained in certificates of officers of the Company and the certificate of the Selling Shareholders submitted pursuant hereto, shall remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or any of its respective officers, employees, directors, shareholders or person who controls any Underwriter, or by or on behalf of the Company or any of the officers or directors or any controlling person of the Company, or by or on behalf of the Selling Shareholders, and will survive delivery of and payment for the Shares.

     SECTION 10. NOTICES.
                 -------

     All notices and other communications hereunder will be in writing and shall be deemed to have been duly given if mailed or transmitted by standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters in care of Jefferies & Company, Inc. at 11100 Santa Monica Boulevard, Los Angeles, California 90071, attn: Jerry Gluck, Esq.; or, if sent to the Company or the Selling Shareholders, directed to Telesensory Corporation, 455 North Bernardo, Mountain View, CA 94043, attention: Larry Israel, with a copy to Sandy Rozynko, Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304.

     SECTION 11. PARTIES.
                 -------

     This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Shareholders and their respective successors, and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to provide any person, firm or corporation, other than the Underwriters, the Company, the Selling Shareholders and their respective successors and legal representatives and the controlling persons and officers, employees, directors and shareholders referred to in Sections 7 and 8 and their respective heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company, the Selling Shareholders and their respective successors and legal representatives, and said controlling persons, shareholders, officers and directors and their respective heirs and legal representatives, and for the benefit of no other person, firm or corporation.
No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 12. GOVERNING LAW AND TIME.
                 ----------------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed in said State. Specified times of day refer to California time, unless otherwise specified.

     SECTION 13. COUNTERPARTS.
                 ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Company, the Selling Shareholders and the Underwriters in accordance with its terms.

                              Very truly yours,


                              TELESENSORY CORPORATION



                              By:_________________________
                                 Larry Israel, President



                              SELLING SHAREHOLDERS


                              By:___________________________________________
                                 _________________, Attorney-In-Fact for the
                                 Selling Shareholders Named in Schedule II
                                 hereto



The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

JEFFERIES & COMPANY, INC.
VAN KASPER & COMPANY
 As Representatives of
 the Several Underwriters

By:  Jefferies & Company, Inc.


By:__________________________
Name:________________________
Title:_______________________

                                  SCHEDULE I

                                 UNDERWRITERS



                                                 Number of
                                                Firm Shares
         Name of Underwriter                  to be Purchased
         -------------------                  ---------------

         Jefferies & Company, Inc.........
         Van Kasper & Company.............




                                              ---------
              Total........................   2,900,000
                                              =========

                                  SCHEDULE II


                                                    Number of
                                                  Company Shares
                                                    to be Sold
                                                 ----------------

         Telesensory Corporation............        2,275,000

              Total.........................        2,275,000
                                                    =========



                                                        Number of
                                                   Selling Shareholder
         Name of Selling Shareholder                Shares to be Sold
         ---------------------------                -----------------

         Canon, Inc.................................    416,662
         John G. Linvill............................     75,000
         (Other Selling Shareholders)...............    133,338
                                                        -------

              Total.................................    625,000
                                                        =======

                                  SCHEDULE III

                                  SUBSIDIARIES

                                                                  Telesensory
              Name                               Jurisdiction    Ownership (%)
              ----                               ------------    -------------
VTEK, Inc.                                 Nevada corporation            100%

Telesensory Foreign Sales Corporation      ____corporation               100%

Sensory Systems Ltd.                       English corporation           100% *

Teletec SARL                               French corporation            100% *


____________________________________

*Wholly-owned subsidiary of VTEK.

                                   EXHIBIT A


                            TELESENSORY CORPORATION

                               LOCK-UP AGREEMENT



Telesensory Corporation
Jefferies & Company, Inc.
Van Kasper & Company
c/o Jefferies & Company, Inc.
11100 Santa Monica Boulevard
Los Angeles, CA 90025

Ladies and Gentlemen:

          The undersigned understands that Jefferies & Company, Inc. and Van Kasper & Company, as the representatives (the "Representatives") of the several underwriters (the "Underwriters"), propose to enter into an underwriting agreement (the "Underwriting Agreement") with Telesensory Corporation (the "Company") providing for the public offering (the "Public Offering") by the Underwriters of Common Stock of the Company (the "Common Stock") pursuant to the Company's Registration Statement to be filed with the Securities and Exchange Commission on or about July 26, 1996 (the "Registration Statement").

          In consideration of the Underwriters' agreement to purchase and undertake the Public Offering of the Company's Common Stock, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned agrees that, without the prior written consent of Jefferies & Company, Inc., the undersigned will not offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights (collectively, a "Disposition") with respect to any share of Common Stock or any securities convertible into or exchangeable for Common Stock of the Company (including, without limitation, Common Stock of the Company that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Stock that may be issued upon exercise of a stock option or warrant) (collectively, the "Securities") now beneficially owned or hereafter beneficially acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, for a period of 180 days after the date of the final Prospectus (the "Lock-Up Period"); provided, however, that a bona fide gift or gifts to a donee or donees or a distribution to limited partners or shareholders of the undersigned shall not be considered a Disposition, provided that the donee, donees or distributees thereof agree in writing to be bound by this Lock-Up Agreement.

          The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of the Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Securities or with respect to any security that includes, relates to or derives any significant part of its value from the Securities.

          Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the undersigned except in compliance with this Lock-Up Agreement.

          The undersigned understands that the Company and the Underwriters will proceed with the Public Offering in reliance on this Lock-Up Agreement.

                                Very truly yours,



Effective:  ___________, 1996   ________________________________________________
                                    (Signature)

                                ________________________________________________
                                    (Print Name)


                                ________________________________________________
                                    (Title)


                    Address:    ________________________________________________

                                ________________________________________________

                                ________________________________________________

                                   EXHIBIT B


          (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

          (ii) each Subsidiary that is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

          (iii) each of the Company and the Subsidiaries is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect;

          (iv) all the outstanding shares of capital stock of each Subsidiary that is a corporation have been duly authorized and validly issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of each such Subsidiary are owned of record and, to such counsel's knowledge, beneficially by the Company, either directly or through a wholly-owned subsidiary of the Company, free and clear of any perfected security interests and, to such counsel's knowledge, any other security interests, liens, encumbrances, equities, other rights to purchase or other claims.

          (v) there are no preemptive or other rights to subscribe for or to purchase shares of capital stock of the Company pursuant to any statute, the articles of incorporation or bylaws of the Company or, to such counsel's knowledge, any agreement or other instrument to which the Company is a party as to which any person can successfully maintain an action, suit or proceeding against the Company for violation of his or her preemptive rights with respect to the issuance of any shares of capital stock of the Company;

          (vi) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries required to be disclosed in the Prospectus that is not adequately disclosed in the Prospectus;

          (vii) to such counsel's knowledge, there is no contract or other document required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, that is not described or filed as required;

          (viii) all of the Company's issued and outstanding Capital Stock has been duly authorized, validly issued and is fully paid and non-assessable as of the date hereof and the capital stock of the Company conforms in all material respects to the descriptions thereof under the caption "Description of Capital Stock" in the Prospectus;

          (ix) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (other than the financial statements and supporting schedules contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the applicable Act Regulations; and such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (x) the statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, are accurate in all material respects and present fairly the information required to be shown;

          (xi) this Agreement has been duly authorized, executed and delivered by the Company and the Company has full corporate power and authority to enter into this Agreement;

          (xii) no consent, approval, authorization or order of any court or governmental agency or body is required in connection with the consummation of the transactions contemplated hereby, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

          (xiii) neither the execution and delivery of this Agreement, nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof, will result in a breach of, or constitute a default under (a) the terms of any contract or other agreement or instrument (i) to which the Company or any of the Subsidiaries is a party or by which it is bound and (ii) which is either filed as an exhibit to the Registration Statement or is identified to such counsel as being material to the Company and the Subsidiaries, taken as a whole, and listed on a schedule to such counsel's opinion, (b) any law, statute, rule, order, regulation or decree of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries of which such counsel is aware and which is known by such counsel to be applicable to the Company or any of the Subsidiaries (where such conflict, breach or default would have a Material Adverse Effect) or (c) the charter or by-laws of the Company;

         (xiv) the Company Shares have been duly and validly authorized by the Company for issuance, and the Company has full corporate power and authority to issue, sell and deliver the Company Shares; when the Shares are issued and delivered against payment therefor as provided by this Agreement, the Shares will have been validly issued and will be fully paid and nonassessable, and the issuance of such Shares will not be subject to any statutory preemptive rights or similar statutory rights or, to such counsel's knowledge, any other preemptive or similar rights; and the Shares conform to the description thereof contained in the Prospectus;

         (xv) the certificates for the Shares are in due and proper form under California law and the by-laws of the Company and conform with the form of certificates duly authorized by the Board of Directors of the Company;

         (xvi) to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to such person, or to permit such person to underwrite the sale of, any of the Shares or the right to have any Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Stock or other securities of the Company that has not been waived or lapsed;

         (xvii) the Company is not an "investment company" as defined under the Investment Company Act or subject to registration under such Act;

         (xviii) each Selling Shareholder which is not a natural person has full right, power and authority to enter into and to perform its obligations under the Power of Attorney and Custody Agreement to be executed and delivered by it in connection with the transactions contemplated herein; the Power of Attorney and Custody Agreement of each Selling Shareholder that is not a natural person has been duly authorized by such Selling Shareholder; the Power of Attorney and Custody Agreement of each Selling Shareholder has been duly executed and delivered by or on behalf of such Selling Shareholder; and the Power of Attorney and Custody Agreement of each Selling Shareholder constitutes the valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles;

         (xix) each of the Selling Shareholders has full right, power and authority to enter into and to perform its obligations under this Agreement and to sell, transfer, assign and deliver the Shares to be sold by such Selling Shareholder hereunder;

          (xx) this Agreement has been duly authorized by each Selling Shareholder that is not a natural person and has been duly executed and delivered by or on behalf of each Selling Shareholder; and

          (xxi) upon the delivery of and payment for the Shares as contemplated in this Agreement, each of the Underwriters will receive valid marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. In rendering such opinion, such counsel may assume that the Underwriters are without notice of any defect in the title of the Shares being purchased from the Selling Shareholders.

     In addition, such counsel shall also state that such counsel has participated in conferences with representatives of the Underwriters, officers and other representatives of the Company and representatives of the independent auditors of the Company and the Subsidiaries at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and that, although such counsel is not passing upon and does not assume any responsibility of the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as set forth in clauses (viii), (x) and (xiv) of this Exhibit B), on the basis of the foregoing (relying as to materiality to a large extent upon officers and other representatives of the Company), no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective or at the Representation Date and the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Shares which differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that such counsel need not express any comment with respect to the financial statements, supporting schedules and other financial and statistical data contained in the Registration Statement or Prospectus.

     Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the State of California upon opinions of local counsel and upon the opinion of other counsel relating to certain Selling Shareholders, and as to questions of fact upon representations or certificates of officers of the Company, the Selling Shareholders or officers of the Selling Shareholders (when the Selling Shareholder is not a natural person), and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.

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